Great-West Lifeco Inc.
                                    Release


Readers are referred to the disclaimer regarding Forward-Looking Information and Non-GAAP Financial Measures at the end of this Release.

                                                                        TSX:GWO

          Great-West Lifeco reports 2004 results and dividend increase

Winnipeg, February 17, 2005 ... Great-West Lifeco Inc. (Lifeco) has reported net income attributable to common shareholders, excluding restructuring charges related to the acquisition of Canada Life Financial Corporation (CLFC), of $1,630 million for the twelve months ended December 31, 2004, compared to $1,215 million reported a year ago, an increase of 34%. On a per share basis, reflecting the fourth quarter subdivision of Lifeco common shares, this represents $1.827 per common share for 2004, an increase of 22%, compared to a year ago. Net income, after restructuring costs, attributable to common shareholders for 2004 was $1,600 million, up from $1,195 million in 2003.

For the three months ended December 31, 2004, net income attributable to common shareholders, excluding restructuring charges, was $423 million or $0.475 per common share, compared to $365 million for the same quarter in 2003, an increase of 16%. Net income, after restructuring costs, attributable to common shareholders for the quarter was $409 million.

Lifeco experienced solid operating results in all major business segments and significant growth in net income attributable to common shareholders.

Highlights
o Earnings per common share, for the fourth quarter of 2004, excluding restructuring charges, increased 16% compared to a year ago.
o Return on common shareholders' equity, excluding restructuring costs, was 20.8% for the twelve months ended December 31, 2004.
o Assets under administration at December 31, 2004 totalled $164.9 billion, up $5.7 billion from December 31, 2003 levels.
o Quarterly dividends declared were 19.5(cent) per common share, an increase of 1.375(cent) per share, payable March 31, 2005. Dividends paid on common shares for the twelve months of 2004 were 22% higher than a year ago.

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West Life), Canada Life Financial Corporation (CLFC), London Life Insurance Company (London Life) and Great-West Life & Annuity Insurance Company (GWL&A), together with Lifeco's corporate results.

                                                                          .../2



The results for 2004 include a full year of results of the Canada Life Financial Corporation (CLFC) acquisition, which closed on July 10, 2003, while the twelve month comparative figures for 2003 include the results of CLFC from the date of acquisition.


CANADA

Consolidated net earnings of the Canadian segment of Lifeco attributable to common shareholders for the twelve months ended December 31, 2004 increased 34% to $646 million from $481 million at December 31, 2003. For the fourth quarter of 2004, earnings were up 36% to $150 million, compared to $110 million a year ago.

Total premiums and deposits for the twelve months ended December 31, 2004 were $14.5 billion, an increase of $4.5 billion over 2003. Fee income for the period increased $153 million.

In addition to the inclusion of CLFC business for all of 2004, results reflect strong operating earnings for Great-West, London Life and Canada Life, including significant increases in segregated funds deposits and growth in assets.

Total assets under administration at December 31, 2004 were $81.7 billion, up $5.4 billion from December 31, 2003 levels, with increases in the general fund of $0.3 billion and in segregated funds of $5.1 billion.


EUROPE

Consolidated net earnings of the European segment of Lifeco attributable to common shareholders for the twelve months ended December 31, 2004 increased 141% to $356 million from $148 million at December 31, 2003. For the fourth quarter of 2004, earnings were up 23% to $111 million, compared to $90 million a year ago.

Total premiums and deposits for the twelve months ended December 31, 2004 were $9.2 billion, an increase of $3.4 billion over 2003. Fee income for the twelve months ended December 31, 2004 was $400 million.

Total assets under administration at December 31, 2004 were $38.9 billion, up $3.1 billion from December 31, 2003 levels, with increases in the general fund of $0.9 billion and increases in segregated funds of $2.2 billion.


UNITED STATES

Consolidated net earnings of the United States segment of Lifeco attributable to common shareholders for the twelve months ended December 31, 2004 increased 7% to $636 million from $593 million at December 31, 2003. For the fourth quarter of 2004, earnings were $166 million, unchanged from $166 million a year ago.

Total sales for the twelve months ended December 31, 2004 were US $2.4 billion, an increase of US $255 million over 2003 due to higher Healthcare sales. Fee income for the period increased by US $75 million.

Total assets under administration at US $36.9 billion at December 31, 2004 were relatively unchanged from December 31, 2003 levels.

                                                                           .../3



CORPORATE

Corporate net earnings for Lifeco, attributable to common shareholders, were a net charge of $38 million for the twelve months ended December 31, 2004, and a net charge of $18 million for the fourth quarter of 2004. These results are mostly comprised of restructuring costs related to the CLFC acquisition and U.S. withholding tax incurred by Lifeco in the course of receiving dividends from U.S. subsidiaries.


QUARTERLY DIVIDENDS

At its meeting today, the Board of Directors approved a quarterly dividend of $0.195 per share on the common shares of the Company payable March 31, 2005 to shareholders of record at the close of business March 3, 2005.

In addition, the Directors approved quarterly dividends on:
o    Series D First Preferred Shares $0.293750 per share;
o    Series E First Preferred Shares $0.30 per share;
o    Series F First Preferred Shares $0.36875 per share; and
o Series G First Preferred Shares of $0.325 per share payable March 31, 2005 to shareholders of record at the close of business March 3, 2005.


GREAT-WEST LIFECO

Great-West Lifeco Inc. (TSX:GWO) is a financial services holding company with interests in the life insurance, health insurance, retirement savings, and reinsurance businesses. The Company has operations in Canada and internationally through The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company, and in the United States through Great-West Life & Annuity Insurance Company and The Canada Life Assurance Company. Lifeco and its companies, including Canada Life have more than $164 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.

Forward-Looking Information and Non-GAAP Financial Measures
This release may contain forward-looking statements about the Company, including its business operations, strategy and expected financial performance and condition. Forward-looking statements include statements that are predictive in nature, depend upon or refer to future events or conditions, or include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates" or negative versions thereof and similar expressions. In addition, any statement that may be made concerning future financial performance (including revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future Company action, is also a forward-looking statement. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to, among other things, risks, uncertainties and assumptions about the Company, economic factors and the insurance industry generally. They are not guarantees of future performance, and actual events and results could differ materially from those expressed or implied by forward-looking statements made by the Company due to, but not limited to, important factors such as general economic, political and market factors in North America and internationally, interest and foreign exchange rates, global equity and capital markets, business competition, technological change, changes in government regulations, unexpected judicial or regulatory proceedings, catastrophic events, and the Company's ability to complete strategic transactions and integrate acquisitions. The reader is cautioned that the foregoing list of important factors is not exhaustive. The reader is also cautioned to consider these and other factors carefully and not place undue reliance on forward-looking statements.

Net income, basic earnings per common share and return on common shareholders' equity are presented before restructuring as a measure of earnings performance excluding acquisition related restructuring charges. These are non-GAAP financial measures that do not have standard meanings and are not directly comparable to similar measures used by other issuers.


Further information
Selected financial information is attached.

Great-West Lifeco's fourth quarter analyst teleconference will be held Thursday, February 17, at 2:00 p.m. (Eastern). The call can be accessed through www.greatwestlifeco.com or by phone, through listen-only lines at:

o    Participants in the Toronto area: 416-405-9310
o    Participants from North America: 1-877-211-7911
o Participants from Overseas: Dial international access code first, then 800-3276-6377.

A replay of the call will be available from February 17, until February 24, and can be accessed by calling 1-800-408-3053 or 416-695-5800 in Toronto (passcode:
3137175#).

Additional information relating to Lifeco, including 2004 audited financial statements, Management's Discussion and Analysis (MD&A), Annual Information Form
(AIF) and CEO/CFO certificates will be filed on SEDAR at www.sedar.com.



                                     - end -



For more information contact:

Marlene Klassen
Director, Media & Public Relations
(204) 946-7705
marlene.klassen@gwl.ca




                        FINANCIAL HIGHLIGHTS (unaudited)
                    (in $ millions except per share amounts)

                                                           For the three months ended          For the years ended
                                                                    December 31                     December 31
                                                         -------------------------------  -----------------------------
                                                           2004       2003    % Change     2004       2003     % Change
                                                         ------------------------------- ------------------------------

   Premiums:
   Life insurance, guaranteed annuities and insured
        health products                                    $ 3,764    $ 3,759        0%    $ 14,202  $ 12,441       14%
   Self-funded premium equivalents (ASO contracts)           1,912      1,932       -1%       7,981     8,218       -3%
   Segregated funds deposits:
        Individual products                                  1,377      1,193       15%       5,501     3,034       81%
        Group products                                       1,275      1,487      -14%       6,406     4,510       42%
                                                         ---------------------------------------------------------------
   Total premiums and deposits                               8,328      8,371       -1%      34,090    28,203       21%
   Bulk reinsurance - initial ceded premiums (1)                 -         57                     -    (5,372)
                                                         ---------------------------------------------------------------
   Net premiums and deposits                                 8,328      8,428       -1%      34,090    22,831       49%
                                                         ---------------------------------------------------------------

   Fee and other income                                        599        501       20%       2,273     1,831       24%
   Paid or credited to policyholders (1)                     4,001      4,124       -3%      15,490     8,346       86%
   Net income attributable to:
        Preferred shareholders                                  17         14       21%          60        41       46%
        Common shareholders before restructuring costs (2)     423        365       16%       1,630     1,215       34%
        Restructuring costs after tax (2)                       14          8       75%          30        20       50%
        Common shareholders                                    409        357       15%       1,600     1,195       34%

------------------------------------------------------------------------------------------------------------------------
Per Common Share (3)
   Basic earnings before restructuring costs (2)           $ 0.475    $ 0.411       16%     $ 1.827   $ 1.499       22%
   Restructuring costs after tax (2)                         0.016      0.008      100%       0.033     0.024       38%
   Basic earnings after restructuring costs                  0.459      0.403       14%       1.794     1.475       22%
   Dividends paid                                          0.18125    0.14625       24%       0.685    0.5625       22%
   Book value                                                                                  9.13      8.36        9%

------------------------------------------------------------------------------------------------------------------------

Return on common shareholders' equity (12 months):
   Net income before restructuring costs (2)                                                  20.8%     20.7%
   Net income                                                                                 20.5%     20.4%

------------------------------------------------------------------------------------------------------------------------
At December 31
   Total assets                                                                            $ 95,851  $ 97,451       -2%
   Segregated funds assets                                                                   69,033    61,699       12%
                                                                                        --------------------------------
   Total assets under administration                                                      $ 164,884  $159,150        4%
                                                                                        ================================
   Capital stock and surplus                                                                $ 9,425   $ 8,590       10%

(1) During 2003, as part of a risk rebalancing program related to the acquisition of Canada Life Financial Corporation (CLFC), a number of bulk reinsurance ceded contracts were executed by The Great-West Life Assurance Company (Great-West) and Great-West Life & Annuity Insurance Company (GWL&A) with third parties. Premiums related to the initial cession of in force policy liabilities were $5,372.

(2) Following the acquisition of CLFC by the Company, a plan was developed to restructure and exit selected operations of CLFC (see note 3 in the Company's financial statements). The costs include $350 that was recognized as part of the purchase equation of CLFC, and $98 to be charged to income as it is incurred. Net income, basic earnings per common share and return on common shareholders' equity are presented before restructuring as a measure of earnings performance, excluding restructuring charges related to the acquisition of CLFC, and incurred during the period.

(3) Per Common Share computations have been adjusted to reflect the two-for-one subdivision of the Company's common shares effective October 6, 2004 (see note 12 in the Company's financial statements).



                 SUMMARY OF CONSOLIDATED OPERATIONS (unaudited)
                    (in $ millions except per share amounts)

                                                          For the three months          For the years
                                                           ended December 31          ended December 31
                                                        ------------------------- ---------------------------
                                                           2004         2003         2004           2003
                                                        ------------ ------------ ------------- -------------

Income
    Premium income                                          $ 3,764      $ 3,759      $ 14,202      $ 12,441
    Bulk reinsurance - initial ceded premiums                     -           57             -        (5,372)
                                                        ------------ -------------------------- -------------
                                                              3,764        3,816        14,202         7,069
    Net investment income                                     1,345        1,362         5,266         4,529
    Fee and other income                                        599          501         2,273         1,831
                                                        ------------ -------------------------- -------------
                                                              5,708        5,679        21,741        13,429
                                                        ------------ -------------------------- -------------
Benefits and Expenses
    Paid or credited to policyholders and beneficiaries
         including policyholder dividends and experience      4,001        4,124        15,490         8,346
         refunds
    Commissions                                                 379          298         1,281           919
    Operating expenses                                          565          597         2,264         2,036
    Restructuring costs                                          18           10            44            31
    Premium taxes                                                61           41           251           156
    Amortization of finite life intangible assets                 4            7            18             7
    Distribution on Capital Trust Securities                      9            9            31            28
                                                        ------------ -------------------------- -------------
Net income before income taxes                                  671          593         2,362         1,906

Income taxes       - current                                     23          254           398           728
                   - future                                     135          (80)          168          (178)
                                                        ------------ -------------------------- -------------
Net income before non-controlling interests                     513          419         1,796         1,356

Non-controlling interests                                        87           48           136           120
                                                        ------------ -------------------------- -------------
Net income - shareholders                                       426          371         1,660         1,236

Preferred shareholder dividends                                  17           14            60            41
                                                        ------------ -------------------------- -------------
Net income - common shareholders                              $ 409        $ 357       $ 1,600       $ 1,195
                                                        ============ ========================== =============
Earnings per common share

    Basic                                                   $ 0.459      $ 0.403       $ 1.794       $ 1.475
                                                        ============ ========================== =============

    Diluted                                                 $ 0.455      $ 0.400       $ 1.778       $ 1.461
                                                        ============ ========================== =============


Average number of shares outstanding (adjusted for two-for-one subdivision of the Company's common shares during 2004)
    Basic                                                                          891,966,102   810,094,788
    Diluted                                                                        900,140,749   817,946,410


                     CONSOLIDATED BALANCE SHEET (unaudited)
                                 (in $ millions)

                                                                     December 31,      December 31,
                                                                        2004                2003
                                                                  ---------------     ---------------
       Assets

       Bonds                                                            $ 54,960            $ 54,208
       Mortgage loans                                                     14,554              15,088
       Stocks                                                              3,405               3,199
       Real estate                                                         1,646               1,594
       Loans to policyholders                                              6,499               6,566
       Cash and certificates of deposit                                    2,472               2,461
       Funds held by ceding insurers                                       2,337               4,142
       Goodwill                                                            5,328               5,265
       Intangible assets                                                   1,508               1,398
       Other assets                                                        3,142               3,530
                                                                  ---------------     ---------------
       Total assets                                                     $ 95,851            $ 97,451
                                                                  ===============     ===============

       Liabilities

       Policy liabilities
          Actuarial liabilities                                         $ 65,822            $ 66,999
          Provision for claims                                               997               1,092
          Provision for policyholder dividends                               589                 544
          Provision for experience rating refunds                            611                 840
          Policyholder funds                                               2,076               2,023
                                                                  ---------------     ---------------
                                                                          70,095              71,498

       Debentures and other borrowings                                     2,088               2,576
       Funds held under reinsurance contracts                              4,108               4,655
       Other liabilities                                                   4,622               4,974
       Repurchase agreements                                                 676                 503
       Deferred net realized gains                                         2,164               2,237
                                                                  ---------------     ---------------
                                                                          83,753              86,443

       Non-controlling interests
          Participating surplus in subsidiaries                            1,654               1,582
          Preferred shareholders in subsidiaries                             368                 370
          Capital trust securities                                           651                 466

       Capital Stock and Surplus

       Capital stock                                                       5,947               5,783
       Surplus                                                             3,904               2,993
       Currency translation account                                         (426)               (186)
                                                                  ---------------     ---------------
                                                                           9,425               8,590
                                                                  ---------------     ---------------
       Liabilities, capital stock and surplus                           $ 95,851            $ 97,451
                                                                  ===============     ===============

Segmented Information (Unaudited)

Consolidated Operations

For the three months ended December 31, 2004


                                                                              United        Lifeco
                                                Canada         Europe         States       Corporate        Total
                                             -------------  ------------   ------------  -------------  --------------

Income:
  Premium income                                  $ 1,554       $ 1,761          $ 449            $ -         $ 3,764
  Net investment income                               660           270            415              -           1,345
  Fee and other income                                173           132            294              -             599
                                              ------------- ------------   ------------  -------------  --------------
Total income                                        2,387         2,163          1,158              -           5,708
                                              ------------  ------------   ------------  -------------  --------------
Benefits and Expenses:
  Paid or credited to policyholders                 1,504         1,889            608              -           4,001
  Other                                               554           148            301              2           1,005
  Restructuring costs                                   -             -              -             18              18
  Amortization of finite life intangible assets         3             1              -              -               4
  Distribution on Capital
          Trust Securities                              9             -              -              -               9
                                              ------------  ------------   ------------  -------------  --------------
Net operating income
  before income taxes                                 317           125            249            (20)            671

Income taxes                                           67            12             81             (2)            158
                                             -------------  ------------   ------------  -------------  --------------
Net income before non-controlling
    interests                                         250           113            168            (18)            513

Non-controlling interests                              83             2              2              -              87
                                             -------------  ------------   ------------  -------------  --------------

Net income - shareholders                             167           111            166            (18)            426

Preferred shareholder dividends                        17             -              -              -              17
                                             -------------  ------------   ------------  -------------  --------------

Net income - common shareholders                    $ 150         $ 111          $ 166          $ (18)          $ 409
                                             =============  ============   ============  =============  ==============


For the three months ended December 31, 2003


                                                                              United         Lifeco
                                                Canada         Europe         States        Corporate        Total
                                             -------------  ------------   ------------   -------------  --------------
Income:
  Premium income                                  $ 1,487       $ 1,597          $ 675             $ -         $ 3,759
  Bulk reinsurance - initial
          ceded premiums                                -             -             57               -              57
                                             -------------  ------------   ------------   -------------  --------------
                                                    1,487         1,597            732               -           3,816
  Net investment income                               655           271            434               2           1,362
  Fee and other income                                165            64            272               -             501
                                             ------------  ------------   ------------   -------------  --------------
Total income                                        2,307         1,932          1,438               2           5,679
                                             -------------  ------------   ------------   -------------  --------------

Benefits and Expenses:
  Paid or credited to policyholders                 1,572         1,711            841               -           4,124
  Other                                               446           131            357               2             936
  Restructuring costs                                   -             -              -              10              10
  Amortization of finite life intangible assets         7             -              -               -               7
  Distribution on Capital
          Trust Securities                              9             -              -               -               9
                                             -------------  ------------   ------------   -------------  --------------
Net operating income
  before income taxes                                 273            90            240             (10)            593

Income taxes                                          104             2             69              (1)            174
                                             -------------  ------------   ------------   -------------  --------------

Net income before non-controlling
    interests                                         169            88            171              (9)            419

Non-controlling interests                              45            (2)             5               -              48
                                             -------------  ------------   ------------   -------------  --------------

Net income - shareholders                             124            90            166              (9)            371

Preferred shareholder dividends                        14             -              -               -              14
                                             -------------  ------------   ------------   -------------  --------------

Net income - common shareholders                    $ 110          $ 90          $ 166            $ (9)          $ 357
                                             =============  ============   ============   =============  ==============


For the year ended December 31, 2004

                                                                             United        Lifeco
                                                 Canada        Europe        States       Corporate        Total
                                              ------------- ------------- ------------- -------------  --------------
Income:
  Premium income                                   $ 6,413       $ 6,122       $ 1,667           $ -         $14,202
  Net investment income                              2,552         1,022         1,692             -           5,266
  Fee and other income                                 682           400         1,191             -           2,273
                                              ------------- ------------- ------------- -------------  --------------
Total income                                         9,647         7,544         4,550             -          21,741
                                              ------------- ------------- ------------- -------------  --------------
Benefits and Expenses:
  Paid or credited to policyholders                  6,656         6,524         2,310             -          15,490
  Other                                              1,917           593         1,276            10           3,796
  Restructuring costs                                    -             -             -            44              44
  Amortization of finite life intangible assets         13             5             -             -              18
  Distribution on Capital
          Trust Securities                              31             -             -             -              31
                                              ------------- ------------- ------------- -------------  --------------
Net operating income
  before income taxes                                1,030           422           964           (54)          2,362

Income taxes                                           202            63           317           (16)            566
                                              ------------- ------------- ------------- -------------  --------------
Net income before non-controlling
    interests                                          828           359           647           (38)          1,796

Non-controlling interests                              122             3            11             -             136
                                              ------------- ------------- ------------- -------------  --------------

Net income - shareholders                              706           356           636           (38)          1,660

Preferred shareholder dividends                         60             -             -             -              60
                                              ------------- ------------- ------------- -------------  --------------

Net income - common shareholders                     $ 646         $ 356         $ 636         $ (38)        $ 1,600
                                              ============= ============= ============= =============  ==============


For the year ended December 31, 2003

                                                                             United          Lifeco
                                                Canada         Europe        States        Corporate         Total
                                             -------------  ------------  -------------   ------------   -------------
Income:
  Premium income                                  $ 5,079       $ 4,676        $ 2,686            $ -        $ 12,441
  Bulk reinsurance - initial
          ceded premiums                           (2,716)            -         (2,656)             -          (5,372)
                                             -------------  ------------  -------------   ------------   -------------

                                                    2,363         4,676             30              -           7,069
  Net investment income                             2,205           800          1,522              2           4,529
  Fee and other income                                529           125          1,177              -           1,831
                                             -------------  ------------  -------------   ------------   -------------
Total income                                        5,097         5,601          2,729              2          13,429
                                             -------------  ------------  -------------   ------------   -------------

Benefits and Expenses:
  Paid or credited to policyholders                 2,723         5,143            480              -           8,346
  Other                                             1,443           299          1,365              4           3,111
  Restructuring costs                                   -             -              -             31              31
  Amortization of finite life intangible assets         7             -              -              -               7
  Distribution on Capital
          Trust Securities                             28             -              -              -              28
                                             -------------  ------------  -------------   ------------   -------------
Net operating income
  before income taxes                                 896           159            884            (33)          1,906

Income taxes                                          260             9            287             (6)            550
                                             -------------  ------------  -------------   ------------   -------------

Net income before non-controlling
    interests                                         636           150            597            (27)          1,356

Non-controlling interests                             114             2              4              -             120
                                             -------------  ------------  -------------   ------------   -------------

Net income - shareholders                             522           148            593            (27)          1,236

Preferred shareholder dividends                        41             -              -              -              41
                                             -------------  ------------  -------------   ------------   -------------

Net income - common shareholders                    $ 481         $ 148          $ 593          $ (27)        $ 1,195
                                             =============  ============  =============   ============   =============
